                               Janus Aspen Series

                             Money Market Portfolio

                       Supplement dated December 10, 2008
                       to Currently Effective Prospectuses

This supplement clarifies the investment objective of the Portfolio to indicate that given current market conditions the Portfolio seeks capital preservation and liquidity with current income as a secondary objective. This means that the Portfolio may have a greater concentration in short-term securities including, but not limited to, investing up to all of its assets in overnight securities, which may result in a reduction of the Portfolio's yield.

This supplement also indicates the continued participation by the Portfolio in the United States Department of the Treasury's (the "Treasury Department") Temporary Guarantee Program (the "Program"). The Treasury Department, through the Exchange Stabilization Fund ("ESF"), has extended its Program for money market mutual funds (the "Program") from December 18, 2008 to April 30, 2009. The Board of Trustees of the Janus Funds has approved the participation of each Janus money market fund, including Money Market Portfolio, in the Program.

Subject to the terms of the Program and the availability of money available to the ESF for that purpose, the Treasury Department will continue to guarantee the share price of participating money market funds that seek to maintain a stable net asset value of $1.00 per share, subject to certain conditions described below. There is a cost to the Portfolio for participating in the Program.

The Program will make payments only if and when the Portfolio's market-based net asset value per share declines below $0.995 (a "Guarantee Event"). The Program includes various conditions and limitations, including the following:

     - The Program protects only shareholders of record as of September 19, 2008.
     - For each shareholder, the Program guarantees the lesser of (i) the amount held in the Portfolio as of the close of business on September 19, 2008 or (ii) the number of shares held in the Portfolio on the date of the Guarantee Event.
     - The Portfolio must be in liquidation to trigger payments to shareholders from the Program.
     - The Program will be funded with the assets available to the ESF.

In order to continue to participate in the Program, a money market fund must meet certain conditions, including the following:

     - no "Guarantee Event" shall have occurred on or before December 19, 2008, the program extension date; and
     - the Portfolio's market-based net asset value on December 19, 2008 must be at least $0.995.

In the event that the Portfolio "breaks the buck" (i.e., the Portfolio has a Guarantee Event), a guarantee payment will generally be made to each eligible shareholder through the Portfolio within approximately 30 days, subject to possible extensions at the discretion of the Treasury.

The Secretary of the Treasury Department has the option to extend the Program after April 30, 2009, but only up to the close of business on September 18, 2009. The Program will terminate on April 30, 2009 if not extended. If the Portfolio becomes ineligible to participate in the Program or chooses not to participate in any further extensions of the Program, the share price of the Portfolio will no longer be guaranteed at $1.00 per share by the Treasury Department.

The cost to the Portfolio of participating in the Program is borne by all shareholders of the Portfolio. That cost will likely reduce the yield on the Portfolio during the period of the Portfolio's participation in the Program. The cost of participating in the Program for the Portfolio for the term ended April 30, 2009 is 0.015% of the net assets of the Portfolio as of September 19, 2008 and is not reflected in the fee table of the Portfolio's current prospectus.

                Please retain this Supplement with your records.